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                                                                    Exhibit 10.3

                                 CSK AUTO, INC.

                    3 3/8% Senior Exchangeable Notes due 2025

                          REGISTRATION RIGHTS AGREEMENT

                                                                   July 29, 2005

J.P. Morgan Securities Inc.
277 Park Avenue
New York, New York 10172

Banc of America Securities LLC
9 West 57th Street
New York, New York 10019

Ladies and Gentlemen:

      CSK Auto, Inc., an Arizona corporation (the "COMPANY"), proposes to issue and sell (such issuance and sale, the "INITIAL PLACEMENT") to the Initial Purchasers (as defined below), upon the terms set forth in a purchase agreement, dated July 25, 2005 (the "PURCHASE AGREEMENT"), $110,000,000 aggregate original principal amount of its 3 3/8%Senior Exchangeable Notes due 2025 (the "FIRM SECURITIES") which will be guaranteed (the "GUARANTEES") on a senior basis by CSK Auto Corporation, a Delaware corporation and the parent of the Company (the "CSK CORP.") and the Company's domestic subsidiary (the "SUBSIDIARY GUARANTOR"). In addition, the Company has grant Initial Purchasers an over-allotment option to purchase up to an additional $15,000,000 aggregate original principal amount of the Company's 3 3/8% Senior Exchangeable Notes due 2025 (the "ADDITIONAL SECURITIES" and, collectively with the Firm Securities, the "SECURITIES"). The Securities will be exchangeable into cash or a combination of cash and shares of Common Stock (as defined below) pursuant to the terms of the Indenture. As an inducement to you to enter into the Purchase Agreement and in satisfaction of a condition to your obligations thereunder, the Company, CSK Corp. and the Subsidiary Guarantor agree with you, (i) for your benefit and (ii) for the benefit of the Holders (as defined below) from time to time of the Securities, the Guarantees and the shares of Common Stock issuable upon exchange of the Securities, as follows:

            1. Definitions. Capitalized terms used herein without definition shall have the respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized terms shall have the following meanings:

      "ADDITIONAL INTEREST" has the meaning set forth in Section 2(e) hereof.

      "ADDITIONAL INTEREST PAYMENT DATE" means each August 15 and February 15.
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      "AFFILIATE" of any specified person means any other person directly or indirectly controlling or controlled by or under common control with such specified person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person whether through the ownership of voting securities or by agreement or otherwise.

      "BUSINESS DAY" has the meaning set forth in the Indenture.

      "CLOSING DATE" means July 29, 2005.

      "COMMON STOCK" means the common stock, par value $0.01 per share, of CSK Corp., as it exists on the date of this Agreement and any other shares of capital stock or other securities of CSK Corp. into which such Common Stock may be reclassified or changed, together with any and all other securities which may from time to time be issuable upon exchange of Securities.

      "COMPANY" has the meaning set forth in the preamble hereto.

      "DTC" has the meaning set forth in the Indenture.

      "ELECTION AND QUESTIONNAIRE" means a Selling Securityholder Election and Questionnaire substantially in the form of Annex A to the Offering Memorandum.

      "ELECTION HOLDER" shall mean, on any date, any Holder of Transfer Restricted Securities that has delivered a completed and signed Election and Questionnaire to the Company and CSK Corp. on or prior to such date.

      "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

      "HOLDER" means a person who is a registered holder or beneficial owner of any Transfer Restricted Securities (including the Initial Purchasers).

      "HOLDER INFORMATION" with respect to any Holder means information with respect to such Holder required to be included in any Shelf Registration Statement or the related Prospectus pursuant to the Securities Act and which information is included therein in reliance upon and in conformity with information furnished to the Company and CSK Corp. in writing by such Holder for inclusion therein.

      "INDENTURE" means the Indenture relating to the Securities, dated July 29, 2005, among the Company, CSK Corp., the Subsidiary Guarantor named therein and The Bank of New York Trust Company, N.A., as trustee, as the same may be amended from time to time in accordance with the terms thereof.

      "INITIAL PLACEMENT" has the meaning set forth in the preamble hereto.


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      "INITIAL PURCHASERS" mean J.P. Morgan Securities Inc. and Banc of America
Securities LLC.

      "MAJORITY HOLDERS" means the Holders of a majority of the then outstanding aggregate principal amount of Securities being registered under a Shelf Registration Statement; provided that Holders of shares of Common Stock issued upon exchange of Securities shall be deemed to be Holders of the aggregate principal amount of Securities exchanged into such Common Stock in accordance with the Indenture; and provided further, that Securities or shares of Common Stock which have been sold or otherwise transferred pursuant to the Shelf Registration Statement shall not be included in the calculation of Majority Holders.

      "NASD" has the meaning set forth in Section 3(i) hereof.

      "NASD RULES" means the rules and regulation promulgated by the NASD.

      "OFFERING MEMORANDUM" means the Final Memorandum as defined in the Purchase Agreement.

      "PERSON" has the meaning set forth in the Indenture.

      "PROSPECTUS" means the prospectus included in any Shelf Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Securities or shares of Common Stock issuable upon exchange thereof covered by such Shelf Registration Statement, including all documents incorporated or deemed to be incorporated by reference in such prospectus.

      "PURCHASE AGREEMENT" has the meaning set forth in the preamble hereto.

      "RECORD HOLDER" means each person who is registered on the books of the registrar as the holder of Securities at 5:00 p.m., New York City time, on the August 1 and February 1 immediately preceding the relevant Additional Interest Payment Date.

      "REGISTRATION DEFAULT" has the meaning set forth in Section 2(e) hereof.

      "RULE 144" means Rule 144 under the Securities Act (or any similar provision then in force).

      "RULE 144A" means Rule 144A under the Securities Act (or any successor provision promulgated by the SEC).

      "RULE 144(K)" means Rule 144(k) under the Securities Act (or any successor provision promulgated by the SEC).

      "RULE 415" means Rule 415 under the Securities Act (or any successor provision promulgated by the SEC).


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      "SEC" means the Securities and Exchange Commission.

      "SECURITIES" has the meaning set forth in the preamble hereto.

      "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

      "SELLER POST-EFFECTIVE AMENDMENT" has the meaning set forth in Section 2(b)(ii) hereof.

      "SHELF REGISTRATION" means a registration effected pursuant to Section 2 hereof.

      "SHELF REGISTRATION PERIOD" has the meaning set forth in Section 2(c) hereof.

      "SHELF REGISTRATION STATEMENT" means any "shelf" registration statement of the Company, CSK Corp. and the Subsidiary Guarantor filed pursuant to the provisions of Section 2 hereof which covers the Transfer Restricted Securities on Form S-3 or on another appropriate form (as determined by the Company) for an offering to be made on a delayed or continuous basis pursuant to Rule 415 and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all documents incorporated or deemed to be incorporated by reference therein.

      "SUBSIDIARY GUARANTOR" has the meaning set forth in the preamble.

      "SUSPENSION PERIOD" has the meaning set forth in Section 2(d) hereof.

      "TRANSFER RESTRICTED SECURITIES" means each Security and each share of Common Stock issuable upon exchange thereof until the earliest of the date on which such Security or share of Common Stock, as the case may be, (i) has been transferred pursuant to a Shelf Registration Statement or another registration statement covering such Security or share of Common Stock which has been filed with the SEC pursuant to the Securities Act, in either case after such registration statement has become effective and while such registration statement is effective under the Securities Act, (ii) has been transferred pursuant to Rule 144 under circumstances in which any legend borne by such Securities or shares of Common Stock relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed, (iii) may be sold or transferred pursuant to Rule 144(k) were it not held by an Affiliate of the Company or (iv) the date on which such Security or Common Stock ceases to be outstanding.

      "TRUSTEE" means the trustee with respect to the Securities under the Indenture.

      All references in this Agreement to financial statements and schedules and other information which is "contained," "included," or "stated" in the Shelf Registration Statement, any preliminary Prospectus or Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information incorporated or deemed to be incorporated by reference in such Shelf Registration Statement, preliminary Prospectus or Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Shelf Registration Statement, any preliminary Prospectus or Prospectus shall be deemed to mean and include any document filed with the SEC under the


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Exchange Act, after the date of such Shelf Registration Statement, preliminary
Prospectus or Prospectus, as the case may be, which is incorporated or deemed to be incorporated by reference therein (which shall not include, unless incorporated therein, documents and information furnished and not filed under applicable SEC rules).

            2. Shelf Registration Statement.

            (a) The Company, CSK Corp. and the Subsidiary Guarantor shall, at the Company's expense, prepare and file with the SEC within 90 calendar days following the Closing Date a Shelf Registration Statement with respect to resales of the Transfer Restricted Securities by each Holder that is an Election Holder from time to time on a delayed or continuous basis pursuant to Rule 415 and in accordance with the methods of distribution elected by such Election Holders in an Election and Questionnaire and thereafter shall use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective under the Securities Act within 180 calendar days after the Closing Date; provided that if any Additional Securities are issued and the date on which such Additional Securities are issued occurs after the Closing Date, the Company, CSK Corp. and the Subsidiary Guarantor will take such steps, prior to the effective date of the Shelf Registration Statement, to ensure that such Additional Securities and the shares of Common Stock issuable upon exchange thereof are included in the Shelf Registration Statement on the same terms as the Securities issued on the Closing Date. The Company, CSK Corp. and the Subsidiary Guarantor shall supplement or amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company and CSK Corp. for the Shelf Registration Statement, or by the Securities Act, the Exchange Act or the SEC.

            (b) (i) The Company, CSK Corp. and the Subsidiary Guarantor shall take action to name each Holder that is an Election Holder as of the date that is ten Business Days prior to the effectiveness of the Shelf Registration Statement as a selling securityholder in the Shelf Registration Statement at the time of its effectiveness so that such Holder is permitted to deliver the Prospectus forming a part thereof as of such time to purchasers of such Holder's Transfer Restricted Securities in accordance with applicable law. The Company, CSK Corp. and the Subsidiary Guarantor shall be under no obligation to name any Holder that is not an Election Holder as a selling securityholder in the Shelf Registration Statement.

                  (ii) (A) After the Shelf Registration Statement has become effective, the Company shall, upon the request of any Holder of Transfer Restricted Securities, promptly send an Election and Questionnaire to such Holder and the Company, CSK Corp. and the Subsidiary Guarantor shall, as promptly as is practicable after the date a completed and signed Election and Questionnaire is delivered to the Company, and in any event (subject to clause (B) below) within 15 Business Days (excluding any days within a Suspension Period) after such date, prepare and file with the SEC (x) a supplement to the Prospectus or, if a post-effective amendment to the Shelf Registration Statement is required by applicable law in order to cause a Holder to be named as a selling securityholder in the Shelf Registration Statement, a post-effective amendment to the Shelf Registration Statement (a "SELLER POST-EFFECTIVE AMENDMENT") and (y) any other document required by applicable law, so that the Holder delivering such Election and Questionnaire is named as a selling securityholder in the Shelf Registration


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      Statement and is permitted to deliver the Prospectus to purchasers of such
      Holder's Transfer Restricted Securities in accordance with applicable law. If the Company, CSK Corp. and the Subsidiary Guarantor file a Seller Post-Effective Amendment, they shall use their reasonable best efforts to cause such post-effective amendment to become effective under the Securities Act as promptly as is practicable and in any event within 90 days (excluding any days within a Suspension Period) of such filing.

                        (B) Notwithstanding Section 3(p) below or the 15
            Business-Day requirement of clause (A) above, none of the Company, CSK Corp. or any of the Subsidiary Guarantor shall be required to file more than one Seller Post-Effective Amendment in any fiscal quarter, provided that this clause (B) shall not relieve the Company, CSK Corp. and the Subsidiary Guarantor of any obligations under clause (A) unless a Seller Post-Effective Amendment is required, as determined by the Company's and CSK Corp.'s outside counsel, by applicable law in order to cause a Holder to be named as a selling securityholder in the Shelf Registration Statement.

            (c) The Company, CSK Corp. and the Subsidiary Guarantor shall use their reasonable best efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended under the Securities Act in order to permit the Prospectus forming a part thereof to be usable, subject to Sections 2(b)(ii) and 2(d), by all Election Holders until all Transfer Restricted Securities (A) have been transferred pursuant to a Shelf Registration Statement or another registration statement covering such Security or share of Common Stock which has been filed with the SEC pursuant to the Securities Act, in either case after such registration statement has become effective and while such registration statement is effective under the Securities Act, (B) have been transferred pursuant to Rule 144 under circumstances in which any legend borne by such Securities or shares of Common Stock relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed, (C) may be sold or transferred pursuant to Rule 144(k) were it not held by an Affiliate of the Company or (D) have ceased to be outstanding (in any such case, such period being called the "SHELF REGISTRATION Period"). The Company, CSK Corp. and the Subsidiary Guarantor will, (x) subject to Sections 2(b)(ii) and 2(d), use their reasonable best efforts to prepare and file with the SEC such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement continuously effective for the Shelf Registration Period, (y) subject to Sections 2(b)(ii) and 2(d), cause the related Prospectus to be supplemented by any required supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act and (z) comply in all material respects with the provisions of the Securities Act with respect to the Shelf Registration Statement during the Shelf Registration Period.

            (d) The Company, CSK Corp. and the Subsidiary Guarantor may suspend the availability of any Shelf Registration Statement and the use of any Prospectus (the period during which the availability of any Shelf Registration Statement and any Prospectus may be suspended herein referred to as the "SUSPENSION PERIOD"), without incurring any obligation to pay Additional Interest pursuant to Section 2(e), for a period not to exceed 90 calendar days in the aggregate during any 360 calendar-day period for valid business reasons, to be determined by the Company and CSK Corp. in their sole judgment (which shall not include the avoidance of the


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Company's or CSK Corp.'s obligations hereunder), including, without limitation, the acquisition or divestiture of assets, pending corporate developments, events listed in Section 3(c), public filings with the SEC and similar events; provided that the Company, CSK Corp. and the Subsidiary Guarantor promptly thereafter comply with the requirements of Section 3(j) hereof, if applicable, and provided further that, if a Seller Post-Effective Amendment is required by applicable law in order to cause a Holder to be named as a selling securityholder in the Shelf Registration Statement, the period of time between the filing and effectiveness of any Seller Post-Effective Amendment shall not be deemed to be a Suspension Period hereunder.

            (e) The Company, CSK Corp. and the Initial Purchasers agree that the Holders of Transferred Restricted Securities will suffer damages, and it would not be feasible to ascertain the extent of such damages with precision, if the Company or CSK Corp. fails to fulfill its obligations under Section 2 hereof. Accordingly, if (i) the Shelf Registration Statement is not filed with the SEC within 90 calendar days after the Closing Date, (ii) the Shelf Registration Statement has not been declared effective by the SEC within 180 calendar days after the Closing Date, (iii) the Shelf Registration Statement is filed and declared effective but shall thereafter cease to be effective (without being succeeded immediately by a replacement Shelf Registration Statement filed and declared effective) or usable (including as a result of a Suspension Period and excluding as a result of a Seller Post-Effective Amendment that is required by applicable law in order to cause an Election Holder to be named as a selling sedurityholder therein) for the offer and sale of Transfer Restricted Securities for a period of time (including any Suspension Period and excluding, if a Seller Post-Effective Amendment is required by applicable law in order to cause an Election Holder to be named as a selling securityholder in the Shelf Registration Statement, the period of time between the filing and effectiveness of any Seller Post-Effective Amendment) which exceeds 90 calendar days in the aggregate in any 360 calendar-day period or (iv) the Company and CSK Corp. fail to perform their obligations set forth in Section 2(b)(ii) within the time periods required therein (each such event referred to in clauses (i) through (iv), a "REGISTRATION DEFAULT"), the Company shall pay to each Holder of Transfer Restricted Securities (who is also a Record Holder) during any period in which a Registration Default has occurred or is continuing an amount (the "ADDITIONAL INTEREST") equal to (i) one-quarter of one percent (25 basis points) per year of the outstanding principal amount of Securities constituting Transfer Restricted Securities for the period up to and including the 90th calendar day during which a Registration Default has occurred and is continuing and (ii) one-half of one percent (50 basis points) per year of the outstanding principal amount of Securities constituting Transfer Restricted Securities for the period including and subsequent to the 91st calendar day during which a Registration Default has occurred and is continuing, it being understood that all calculations pursuant to this sentence shall be carried out to five decimal places. Following the cure of all Registration Defaults, Additional Interest will cease to accrue with respect to such Registration Defaults. All accrued Additional Interest shall be paid by the Company on each Additional Interest Payment Date in cash and Additional Interest will be calculated on the basis of a 360 calendar-day year consisting of twelve 30 calendar-day months. The parties hereto agree that the Additional Interest provided for in this Section 2(e) constitutes a reasonable estimate of the damages that may be incurred by Election Holders by reason of a Registration Default and that such Additional Interest is the only monetary damage available to Election Holders in the event of a Registration Default. Notwithstanding any provision herein to the contrary, Additional Interest shall not be payable to any Holder of shares of Common Stock issued upon exchange of


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the Securities, or in respect of cash paid in lieu of Common Stock upon exchange of the Securities.

            (f) All of the Company's, CSK's and the Subsidiary Guarantor's obligations (including, without limitation, the Company's obligation to pay Additional Interest) set forth in the preceding paragraph which are outstanding or exist with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such security shall have been satisfied in full. Notwithstanding the foregoing, no Additional Interest shall accrue as to any Transfer Restricted Security from and after the date such security is no longer a Transfer Restricted Security.

            (g) Immediately upon the occurrence or the cure of a Registration Default, the Company shall give the Trustee, so long as the Securities remain outstanding, notice of such commencement or termination of the obligation to pay Additional Interest with regard to the Securities, the amount or applicable percentage thereof and the nature of the Registration Default giving rise to such commencement or the event giving rise to such termination, as the case may be (such notice to be contained in an Officer's Certificate (as such term is defined in the Indenture)), and, prior to receipt of such Officer's Certificate, the Trustee shall be entitled to assume that no such commencement or termination has occurred, as the case may be.

            3. Registration Procedures. In connection with any Shelf Registration Statement, the following provisions shall apply:

            (a) The Company, CSK Corp. and the Subsidiary Guarantor shall (i) furnish to the Initial Purchasers, within a reasonable period of time, but in any event within three Business Days, prior to the filing thereof with the SEC, to afford the Initial Purchasers and their counsel a reasonable opportunity for review, a copy of each Shelf Registration Statement, and each amendment thereof, and a copy of each Prospectus, and each amendment or supplement thereto (excluding amendments caused by the filing of a report under the Exchange Act), and shall reflect in each such document, when so filed with the SEC, such comments as the Initial Purchasers may reasonably propose, except to the extent the Company, CSK Corp. and the Subsidiary Guarantor reasonably determine, on the advice of counsel, it to be inadvisable or inappropriate to reflect such comments therein, and (ii) include information regarding the Election Holders and the methods of distribution they have elected for their Transfer Restricted Securities provided to the Company in Election and Questionnaires as necessary to permit such distribution by the methods specified therein. Each Election Holder who sells, transfers or disposes of Transfer Restricted Securities pursuant to the Shelf Registration Statement shall, as a condition to the obligations of the Company, CSK Corp. and the Subsidiary Guarantor hereunder, do so only in accordance with the terms of this Agreement, the methods of distribution elected by such Election Holder, the Securities Act and the Exchange Act.

            (b) Subject to Sections 2(b)(ii) and 2(d), the Company, CSK Corp. and the Subsidiary Guarantor shall ensure that (i) any Shelf Registration Statement and any amendment thereto and any Prospectus forming a part thereof and any amendment or supplement thereto comply in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to


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be stated therein or necessary to make the statements therein not misleading and
(iii) any Prospectus forming a part of any Shelf Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the Company, CSK Corp. and the Subsidiary Guarantor make no representation with respect to any Holder Information.

            (c) The Company as promptly as reasonably practicable (but in any event within two Business Days), shall notify the Initial Purchasers and each Election Holder and, if requested by you or any such Election Holder, confirm such notice in writing:

                  (i) when a Shelf Registration Statement or any post-effective amendment thereto or any Prospectus or any amendment or supplement thereto has been filed with the SEC and when the Shelf Registration Statement or any post-effective amendment thereto has become effective, which notice and confirmation may be made at the election of the Company and CSK Corp. by making a public announcement thereof by a press release made through Reuters Economic Services or Bloomberg Business News;

                  (ii) of any request, following effectiveness of the Shelf Registration Statement under the Securities Act, by the SEC or any other federal or state governmental authority for amendments or supplements to the Shelf Registration Statement or the Prospectus or for additional information (other than any such request relating to a review of the Company's or CSK Corp.'s Exchange Act filings);

                  (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Shelf Registration Statement or of any order preventing or suspending the use of any Prospectus or the initiation or threat of any proceedings for that purpose;

                  (iv) of the receipt by the Company or CSK Corp. of any notification with respect to the suspension of the qualification or exemption from qualification of the Transfer Restricted Securities included in any Shelf Registration Statement for sale in any jurisdiction or the initiation or threat of any proceeding for that purpose;

                  (v) of the occurrence of any event or the existence of any condition or any information becoming known that requires the making of any changes in the Shelf Registration Statement or the Prospectus or any document incorporated by reference therein so that, as of such date, the statements therein are not misleading and the Shelf Registration Statement or the Prospectus or any document incorporated by reference therein, as the case may be, does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading;


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                  (vi) of the Company's and CSK Corp.'s determination that a post-effective amendment to the Shelf Registration Statement is necessary; and

                  (vii) of the commencement (including as a result of any of the events or circumstances described in paragraphs (ii) through (vi) above) and termination of any Suspension Period; provided that the Company's or CSK Corp.'s actions pursuant to Section 3(c)(vi) shall not constitute a Suspension Period if taken pursuant to Section 2(b)(ii).

            (d) The Company, CSK Corp. and the Subsidiary Guarantor shall use their reasonable best efforts to obtain (i) the withdrawal of any order suspending the effectiveness of any Shelf Registration Statement and the use of any related Prospectus and (ii) the lifting of any suspension of the qualification (or exemption from qualification) of any of the Transfer Restricted Securities for offer or sale in any jurisdiction in which they have been qualified for sale, in each case at the earliest possible time, and shall provide notice to each Election Holder and the Initial Purchasers of the withdrawal of any such orders or suspensions.

            (e) The Company shall promptly furnish to the Initial Purchasers and each Election Holder who so requests to the Company, without charge, at least one copy of any Shelf Registration Statement and any post-effective amendment thereto, excluding all documents incorporated or deemed to be incorporated therein by reference and all exhibits thereto (unless requested by such Election Holder).

            (f) The Company shall, during the Shelf Registration Period, promptly deliver to the Initial Purchasers, each Election Holder and any broker-dealers acting on their behalf, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in any Shelf Registration Statement, and any amendment or supplement thereto, as such person may reasonably request, except as provided in Sections 2(d) and 3(r) hereof; and the Company, CSK Corp. and the Subsidiary Guarantor hereby consent (except during a Suspension Period and, with respect to an Election Holder named in the Seller Post-Effective Amendment, during the period of time between the filing and effectiveness of a Seller Post-Effective Amendment filed pursuant to Section 2(b)(ii)) to the use of the Prospectus and any amendment or supplement thereto by each of the selling Election Holders in connection with the offering and sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto in the manner set forth therein.

            (g) Prior to any offering of Transfer Restricted Securities pursuant to any Shelf Registration Statement, the Company, CSK Corp. and the Subsidiary Guarantor shall register or qualify or cooperate with the Election Holders and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Transfer Restricted Securities for offer and sale, under the securities or blue sky laws of such jurisdictions within the United States as any such Election Holders reasonably request in writing and shall maintain such qualification in effect so long as required during the Shelf Registration Period and do any and all other acts or things reasonably necessary or advisable to enable the offer and sale in such jurisdictions of the Transfer Restricted Securities covered by such Shelf Registration Statement; provided, however, that the Company, CSK Corp. and the Subsidiary Guarantor will not be required to (A) qualify generally to do business as a


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foreign corporation or as a dealer in securities in any jurisdiction where it is not then so qualified or to (B) take any action which would subject them to service of process or taxation in any such jurisdiction where they are not then so subject.

            (h) The Company, CSK Corp. and the Subsidiary Guarantor shall cooperate with the Election Holders to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities (to the extent certificates for the Securities or the Common Stock issued upon exchange of Securities are issuable under the Indenture) sold pursuant to any Shelf Registration Statement free of any restrictive legends and, with respect of any Securities, in such denominations permitted by the Indenture and registered in such names as such Election Holders may request at least one Business Day prior to settlement of sales of Transfer Restricted Securities pursuant to such Shelf Registration Statement.

            (i) Subject to the exceptions contained in (A) and (B) of Section 3(g) above, the Company, CSK Corp. and the Subsidiary Guarantor shall use their reasonable best efforts to cause the Transfer Restricted Securities covered by the applicable Shelf Registration Statement to be registered with or approved by such other federal, state and local governmental agencies or authorities, and self-regulatory organizations in the United States as may be necessary to enable the Election Holders to consummate the disposition of such Transfer Restricted Securities as contemplated by the Shelf Registration Statement; without limitation to the foregoing, the Company and CSK Corp. shall provide all such information as may be required by the National Association of Securities Dealers, Inc. (the "NASD") in connection with the offering under the Shelf Registration Statement of the Transfer Restricted Securities (including, without limitation, such as may be required by NASD Rule 2710 or 2720), and shall cooperate with each Holder in connection with any filings required to be made with the NASD by such Holder in that regard.

            (j) Upon the occurrence of any event described in Section 3(c)(v) or 3(c)(vi) hereof, the Company, CSK Corp. and the Subsidiary Guarantor shall promptly prepare and file with the SEC a post-effective amendment to any Shelf Registration Statement, or an amendment or supplement to the related Prospectus, or any document incorporated therein by reference, or file a document which is incorporated or deemed to be incorporated by reference in such Shelf Registration Statement or Prospectus, as the case may be, so that, as thereafter delivered to purchasers of the Transfer Restricted Securities included therein, the Shelf Registration Statement and the Prospectus, in each case as then amended or supplemented, will not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading and, in the case of a post-effective amendment, use its reasonable best efforts to cause it to become effective as promptly as practicable; provided that the Company's, CSK Corp.'s and the Subsidiary Guarantor's obligations under this paragraph (j) shall be suspended if the Company or CSK Corp. has suspended the use of the Prospectus in accordance with Section 2(d) hereof and given notice of such suspension to Election Holders, it being understood that the Company's, CSK Corp.'s and the Subsidiary Guarantor's obligations under this Section 3(j) shall be automatically reinstated at the end of such Suspension Period.

            (k) The Company shall provide, prior to the effective date of any Shelf Registration Statement hereunder (i) a CUSIP number for the Securities registered under such

Shelf Registration Statement that cease to be Transfer Restricted Securities and
(ii) global certificates for such Securities to the Trustee, in a form eligible for deposit with DTC.

            (l) The Company and CSK Corp. shall make generally available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated by the SEC thereunder (or any similar rule promulgated under the Securities Act) for a 12-month period commencing on the first day of the first fiscal quarter of the Company and CSK Corp. commencing after the effective date of any Shelf Registration Statement or each post-effective amendment to any Shelf Registration Statement, which such statements shall be made available no later than 45 days after the end of the 12-month period or 90 days after the end of the 12-month period, if the 12-month period coincides with the fiscal year of the Company and CSK Corp.

            (m) The Company, CSK Corp. and the Subsidiary Guarantor shall cause the Indenture to be qualified under the TIA (as defined in the Indenture) not later than the effective date of the first Shelf Registration Statement.

            (n) CSK Corp. shall use its reasonable best efforts to cause all shares of Common Stock issuable upon exchange of the Securities to be approved for listing upon official notice of issuance on each securities exchange or quotation system on which the Common Stock is then listed no later than the date the applicable Shelf Registration Statement is declared effective and, in connection therewith, to make such filings as may be required under the Exchange Act and to have such filings declared effective as and when required thereunder.

            (o) The Company, CSK Corp. and the Subsidiary Guarantor may require each Election Holder of Transfer Restricted Securities to be sold pursuant to any Shelf Registration Statement to furnish to the Company such information regarding the Election Holder and the distribution of such Transfer Restricted Securities sought by the Election and Questionnaire and such additional information as may, from time to time, be required by the Securities Act and/or the SEC or any other federal or state governmental authority, and the obligations of the Company, CSK Corp. and the Subsidiary Guarantor to any Election Holder under this Agreement shall be expressly conditioned on the compliance of such Election Holder with such request.

            (p) The Company, CSK Corp. and the Subsidiary Guarantor shall, if reasonably requested, promptly incorporate in a Prospectus supplement or post-effective amendment to a Shelf Registration Statement (i) such information as the Majority Holders provide and (ii) such information as an Election Holder may provide from time to time to the Company in writing for inclusion in a Prospectus or any Shelf Registration Statement concerning such Election Holder and the distribution of such Holder's Transfer Restricted Securities and, in either case, shall make all required filings of such Prospectus supplement or post-effective amendment promptly after being notified in writing of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided that the Company, CSK Corp. and the Subsidiary Guarantor shall not be required to file more than one Seller Post-Effective Amendment in any fiscal quarter or to take any action under this Section 3(p) that is not, in the reasonable opinion of counsel for the Company, CSK Corp. and the Subsidiary Guarantor, in compliance with applicable law.

            (q) If reasonably requested in writing in connection with any disposition of Transfer Restricted Securities pursuant to a Shelf Registration Statement, make reasonably available for inspection during normal business hours by a representative for the Election Holders of such Transfer Restricted Securities and any broker-dealers, attorneys and accountants retained by such Election Holders, all relevant financial and other records, pertinent corporate documents and properties of CSK Corp. and its subsidiaries (including the Company), and cause the appropriate executive officers, directors and designated employees of CSK Corp. and its subsidiaries (including the Company) to make reasonably available for inspection during normal business hours all relevant information reasonably requested by such representative for the Election Holders or any such broker-dealers, attorneys or accountants in connection with such disposition, in each case as is customary for similar "due diligence" examinations; provided that CSK Corp. and its subsidiaries shall only be required to permit such inspection (i) in an underwritten offering or (ii) in a non-underwritten offering if the Election Holder of such Transfer Restricted Securities is advised by counsel that it may have "underwriters' liability" under the Securities Act in connection with such disposition and such inspection is used solely for the purposes of establishing a defense to liability under the securities laws; provided, however, that any information that is designated by the Company and CSK Corp., in good faith, as confidential at the time of delivery of such information shall be kept confidential by such persons, unless disclosure thereof is made in connection with a court, administrative or regulatory proceeding or required by law, or such information has become available to the public generally through the Company, CSK Corp. or through a third party without an accompanying obligation of confidentiality, and the Company may, at its option, require all such Election Holders and representatives to sign a standard confidentiality agreement prior to permitting access to such information.

            (r) Each Election Holder agrees that, upon receipt of notice of the happening of an event described in Sections 3(c)(ii) through and including 3(c)(vii), such Election Holder shall forthwith discontinue (and shall cause its agents and representatives to discontinue) disposition of Transfer Restricted Securities and will not resume disposition of Transfer Restricted Securities until such Election Holder has received copies of an amended or supplemented Prospectus contemplated by Section 3(j) hereof, or until such Holder is advised in writing by the Company that the use of the Prospectus may be resumed or that the relevant Suspension Period has been terminated, as the case may be, provided that the foregoing shall not prevent the sale, transfer or other disposition of Transfer Restricted Securities by an Election Holder in a transaction which is exempt from, or not subject to, the registration requirements of the Securities Act, so long as such Election Holder does not and is not required to deliver the applicable Prospectus or Shelf Registration Statement in connection with such sale, transfer or other disposition, as the case may be; and provided, further, that the provisions of this Section 3(r) shall not prevent the occurrence of a Registration Default or otherwise limit the obligation of the Company to pay Additional Interest.

            (s) Each Election Holder shall promptly notify the Company of any inaccuracies or changes in the information provided in such Election Holder's Election and Questionnaire that may occur subsequent to the date thereof at any time while the Shelf Registration Statement remains effective. Upon any sale of Registrable Securities pursuant to the Shelf Registration Statement or otherwise, each Election Holder hereby agrees to deliver to the Company, CSK Corp. and the Trustee a duly completed and executed Notice of Transfer in substantially the form set forth in Exhibit A to the Offering Memorandum.

            4. Registration Expenses. The Company shall bear all fees and expenses incurred in connection with the performance of the obligations of the Company, CSK Corp. and the Subsidiary Guarantor under Sections 2 and 3 hereof. Such fees and expenses shall include, without limitation: (i) all registration and filing fees and expenses (including filings made with the NASD); (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing of Prospectuses and certificates for the Common Stock to be issued upon exchange of the Securities) and the Company's, CSK Corp.'s and the Subsidiary Guarantor's expenses for messenger and delivery services and telephone; (iv) all fees and disbursements of counsel to the Company, CSK Corp. and the Subsidiary Guarantor and, in the case of the Shelf Registration Statement, and any amendment and supplement thereto, the fees and disbursements (not exceeding $15,000 in the aggregate) of the counsel for the Initial Purchasers and the Holders (which counsel shall initially be Simpson Thacher & Bartlett LLP until such time as the Majority Holders shall have elected a different counsel); (v) all application and filing fees in connection with listing (or authorizing for quotation) the Common Stock on a national securities exchange or automated quotation system pursuant to the requirements hereof; and (vi) all fees and disbursements of independent certified public accountants of the Company, CSK Corp. and the Subsidiary Guarantor. The Company, CSK Corp. and the Subsidiary Guarantor shall bear their internal expenses (including, without limitation, all salaries and expenses of their officers and employees performing legal, accounting or other duties), the expenses of any annual audit and other auditor fees and expenses and the fees and expenses of any Person, including special experts, retained by the Company, CSK Corp. and the Subsidiary Guarantor. Notwithstanding the provisions of this Section 4, each Holder shall bear the expense of any broker's commission, agency fee and underwriter's discount or commission (including, without limitation, the expenses related to the engagement of a "qualified independent underwriter"), if any, relating to the sale or disposition of such Holder's Transfer Restricted Securities pursuant to a Shelf Registration Statement.

            5. Indemnity and Contribution.

            (a) Each of the Company, CSK Corp. and the Subsidiary Guarantor agree to indemnify and hold harmless each Holder of Transfer Restricted Securities named in any Shelf Registration Statement (including, without limitation, the Initial Purchasers), and each person, if any, who controls any such Holder within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act (collectively referred to for purposes of this Section 5 as a "HOLDER"), from and against any and all losses, claims, damages and liabilities (including without limitation the reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement, or in any Prospectus, or any amendment thereof or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary, in the case of any Prospectus, in light of the circumstances under which they were made, to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Holder furnished to the

Company, CSK Corp. or the Subsidiary Guarantor in writing by such Holder expressly for use therein; provided that the foregoing indemnity with respect to any Shelf Registration Statement, or any Prospectus, shall not inure to the benefit of any Holder (or the benefit of any person controlling such Holder) from whom the person asserting any such losses, claims, damages or liabilities purchased the securities concerned, to the extent that any such loss, claim, damage or liability of the Holders occurs under the circumstance where it shall have been established that (w) the Company, CSK Corp. or the Subsidiary Guarantor had previously furnished copies of the Prospectus, and any amendments and supplements thereto, to the Holder (to the extent such Holder has previously requested such copies), (x) delivery of the Prospectus, and any amendment or supplements thereto, was required by the Securities Act to be made to such person, (y) the untrue statement or omission of a material fact was corrected in the Prospectus or amendments or supplements thereto, and (z) there was not sent or given to such person, at or prior to the written confirmation of the sale of such securities to such person, a copy of such Prospectus or amendments or supplements thereto.

            (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, CSK Corp., the Subsidiary Guarantor, the directors and officers of each of the Company, CSK Corp. and the Subsidiary Guarantor and each person who controls the Company, CSK Corp. or the Subsidiary Guarantor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company, CSK Corp. and the Subsidiary Guarantor to the Holders, but only with reference to information relating to such Holder furnished to the Company and CSK Corp. in writing by such Holder expressly for use in the Shelf Registration Statement, or in any Prospectus, or any amendment or supplement thereto.

            (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "INDEMNIFIED PERSON") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PERSON") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Holders and such control persons of the Holders shall be designated in writing by the Initial Purchasers and any such separate firm for the Company, CSK Corp. and the Subsidiary Guarantor, the directors and officers of each of the Company, CSK Corp. and the Subsidiary Guarantor and such control persons of the Company, CSK Corp. and the Subsidiary Guarantor shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any pending or threatened proceeding effected without its prior written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify in accordance with Section 5(a) or 5(b) above, as the case may be, any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending proceeding in respect of which any Indemnified Person is a party or of any threatened proceeding in respect of which any Indemnified Person could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding on terms reasonably satisfactory to such Indemnified Person.

            (d) If the indemnification provided for in paragraph (a) or (b) of this Section 5 is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, CSK Corp. and the Subsidiary Guarantor on the one hand and the Holder on the other hand with respect to the sale by such Holder of Securities or Common Stock or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, CSK Corp. and the Subsidiary Guarantor on the one hand and of such Holder on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. Benefits received by the Company, CSK Corp. and the Subsidiary Guarantor shall be deemed to be equal to the total net proceeds from the Initial Placement (before deducting expenses). Benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions received by the Initial Purchasers in the Initial Placement, and benefits received by any other Holders shall be deemed to be equal to the value of having the Securities registered under the Securities Act. Benefits received by any underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Shelf Registration Statement which resulted in such losses, claims, damages or liabilities. The relative fault of the Company, CSK Corp. and the Subsidiary Guarantor on the one hand and such Holder on the other shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, CSK Corp., the Subsidiary Guarantor or by such Holder and the parties' relevant intent, knowledge, information and opportunity to correct or prevent such statement or omission.

            (e) The Company, CSK Corp., the Subsidiary Guarantor and the Holders agree that it would not be just and equitable if contribution pursuant to this
Section 5 were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) of this Section 5. The amount paid or payable by an Indemnified Person as a result of losses, claims, damages and liabilities referred to in paragraph (d) of this Section 5 shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses incurred by such Indemnified Person not otherwise reimbursed in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5, in no event shall any Holder be required to contribute any amount in excess of the amount by which the total amount received by such Holder with respect to its sale of Transfer Restricted Securities pursuant to a Shelf Registration Statement exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (f) The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Party at law or in equity.

            (g) The indemnity and contribution agreements contained in this
Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Holder or any person controlling any Holder or by or on behalf of the Company, CSK Corp. and the Subsidiary Guarantor, the officers or directors of each of the Company, CSK Corp. and the Subsidiary Guarantor or any other person controlling the Company, CSK Corp. or the Subsidiary Guarantor and (iii) the sale by a Holder of Transfer Restricted Securities covered by a Shelf Registration Statement.

            6. Rules 144 and 144A. Each of the Company and CSK Corp. covenant that they shall file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner so long as the Transfer Restricted Securities remain outstanding. If at any time either the Company or CSK Corp. is not required to file such reports, it will, upon request of any Holder or beneficial owner of Transfer Restricted Securities, make available such information necessary to permit sales pursuant to Rule 144A. Each of the Company and CSK Corp. further covenant that, for as long as any Transfer Restricted Securities remain outstanding, it will take such further action as any Holder of Transfer Restricted Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Transfer Restricted Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 and Rule 144A. Upon the written request of any Holder of Transfer Restricted Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements. Nothing in this Section 6 shall be deemed to require the Company, CSK Corp. or the Subsidiary Guarantor to register any of its securities under the Exchange Act.

            7. Underwritten Offering.

            (a) If any of the Transfer Restricted Securities covered by any Shelf Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the underwritten offering will be selected by the Majority Holders of such Transfer Restricted Securities included in such underwritten offering, subject to the consent of the Company and CSK Corp. (which shall not be unreasonably withheld or delayed), and such Holders shall be responsible for all underwriting commissions and discounts in connection therewith; provided, however, that notwithstanding anything contained in this Agreement to the contrary, none of the Company, CSK Corp. or the Subsidiary Guarantor shall be under any obligation to participate in any underwritten offering with respect to the Transfer Restricted Securities and no underwritten offering shall be effected pursuant to this Agreement without the prior written consent of the Company and CSK Corp.

            (b) No Holder may participate in any underwritten offering hereunder unless such person (i) agrees to sell such Holder's Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the Holders entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

            (c) In the case of the underwritten offering provided by this
Section 7, take all actions reasonably necessary, or reasonably requested by the holders of a majority of the Transfer Restricted Securities being sold in such underwritten offering, in order to expedite or facilitate disposition of such Transfer Restricted Securities; provided that none of the Company, CSK Corp. or the Subsidiary Guarantor shall be required to take any action in connection with the underwritten offering without its consent.

            8. Miscellaneous.

            (a) No Inconsistent Agreements. None of the Company, CSK Corp. or the Subsidiary Guarantor has, as of the date hereof, entered into nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof. In addition, none of the Company, CSK Corp. or the Subsidiary Guarantor shall grant to any of its securityholders the right to include any of its securities in the Shelf Registration Statement provided for in this Agreement other than the Transfer Restricted Securities.

            (b) Amendments and Waivers. Except as provided in the next paragraph, this Agreement, including this Section 8(b), may be amended, modified or supplemented, and waivers or consents to depart from the provisions hereof may be given, only by the written consent of the Company, CSK Corp. and the Subsidiary Guarantor and the majority of the Holders of the then outstanding Transfer Restricted Securities; provided that with respect to any matter that directly or indirectly affects the rights of the Initial Purchasers hereunder, the Company shall obtain the written consent of the Initial Purchasers against which such amendment, supplement, waiver or consent is to be effective. Notwithstanding the foregoing (except the foregoing proviso), a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Transfer Restricted Securities are being sold pursuant to a Shelf Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the Majority Holders. Notwithstanding the foregoing two sentences, (i) this Agreement may be amended by written agreement signed by the Company, CSK Corp. and the Subsidiary Guarantor and the Initial

Purchasers, without the consent of the Holders of Transfer Restricted Securities, to cure any ambiguity or to correct or supplement any provision contained herein that may be defective or inconsistent with any other provision contained herein, or to make such other provisions in regard to matters or questions arising under this Agreement that shall not adversely affect the interests of the Holders of Transfer Restricted Securities. Each Holder of Transfer Restricted Securities outstanding at the time of any such amendment, modification, supplement, waiver or consent or thereafter shall be bound by any such amendment, modification, supplement, waiver or consent effected pursuant to this Section 8(b), whether or not any notice, writing or marking indicating such amendment, modification, supplement, waiver or consent appears on the Transfer Restricted Securities or is delivered to such Holder.

            To the extent that any Notes remain outstanding, upon a merger or consolidation or sale, conveyance, transfer or lease of all or substantially all of the properties and assets of the Company, CSK Corp. or the Subsidiary Guarantor, as the case may be, in which the Person (if other than the Company, CSK Corp. or the Subsidiary Guarantor, as the case may be) formed by such consolidation or into which the Company, CSK Corp. or the Subsidiary Guarantor, as the case may be, is merged or the Person who acquires by sale, conveyance, transfer or lease all or substantially all of the properties and assets of the Company, CSK Corp. or the Subsidiary Guarantor, as the case may be, assumes the obligations of the Company, CSK Corp. or the Subsidiary Guarantor, as the case may be, under the Indenture, the Notes, the Parent Guarantee and the Subsidiary Guarantee, as applicable, the Company, CSK Corp. or the Subsidiary Guarantor, as the case may be, shall procure assumption of its obligations under this Agreement by such Person, and this Agreement may be amended, modified or supplemented without the consent of any Holders to provide for such assumption of the obligations of the Company, CSK Corp. or the Subsidiary Guarantor hereunder; provided that such amendment, modification or supplement shall not adversely affect the interests of the Holders of Transfer Restricted Securities. In addition, in connection with a Public Acquirer Change of Control (as defined in the Indenture) in which an election has been made in accordance with the Indenture for the Notes to be exchanged into securities of the Public Acquirer (as defined in the Indenture), CSK Corp. shall procure the assumption of its obligations under this Agreement by such Public Acquirer and this Agreement may be amended, modified or supplemented without the consent of the any Holder to provide such assumption; provided that such amendment, modification or supplement shall not adversely affect the interests of the Holders of Transfer Restricted Securities. Without the consent of each Holder of Notes, no amendment or modification may change the provisions relating to the payment of Additional Interest.

            (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telecopier, or air courier guaranteeing overnight delivery:

                  (i) if to the Initial Purchasers, initially at its address set forth in the Purchase Agreement;

                  (ii) if to any other Holder, at the most current address of such Holder maintained by the Registrar under the Indenture or the registrar of the Common Stock (provided that while the Securities or the Common Stock are in book-entry form, notice to the

      Trustee or transfer and paying agent, as the case may be, shall serve as notice to the Holders), or, in the case of the Election Holder, the address set forth in its Election and Questionnaire; and

                  (iii) if to the Company, CSK Corp. or the Subsidiary Guarantor, to:

                        CSK Auto, Inc.
                        645 E. Missouri, Suite 400
                        Phoenix, AZ 85012
                        Facsimile: (602) 294-7139
                        Attn: Randi Val Morrison, Vice President, Assistant
                              General  Counsel and Secretary
                        e-mail: rmorris@cskauto.com

                        With a copy to:

                        Gibson Dunn & Crutcher LLP
                        1801 California Street, Suite 4200
                        Denver, CO 60603
                        Facsimile: (302) 296-5310
                        Attn: Richard Russo
                        e-mail: rrusso@gibsondunn.com

      All such notices and communications shall be deemed to have been duly given when received, if delivered by hand or air courier, and when sent, if sent by first-class mail or telecopier.

      The Initial Purchasers or the Company, CSK Corp. and the Subsidiary Guarantor by notice to the other may designate additional or different addresses for subsequent notices or communications.

            (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Company, CSK Corp. or the Subsidiary Guarantor thereto, subsequent Holders. The Company, CSK Corp. and the Subsidiary Guarantor hereby agree to extend the benefits of this Agreement to any Holder and any such Holder may enforce the provisions of this Agreement as if an original party hereto. In the event that any other person shall succeed to the Company, CSK Corp. or the Subsidiary Guarantor under the Indenture, then such successor shall enter into an agreement, in form and substance reasonably satisfactory to the Initial Purchasers, whereby such successor shall assume all of the Company's, CSK Corp.'s or the Subsidiary Guarantor's relative obligations under this Agreement.

            (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (g) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

            (h) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

            (i) Securities Held by CSK Corp., etc. Whenever the consent or approval of Holders of a specified percentage of original principal amount of Securities or the shares of Common Stock issuable upon exchange thereof is required hereunder, Securities or the shares of Common Stock issued upon exchange thereof held by CSK Corp. or its Affiliates (other than subsequent Holders of Securities or the Common Stock issued upon exchange thereof if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Securities or Common Stock issued upon exchange thereof) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

            (j) Termination. This Agreement and the obligations of the parties hereunder shall terminate upon the end of the Shelf Registration Period, except for any liabilities or obligations under Section 2(e), 4 or 5 to the extent arising prior to the end of the Shelf Registration Period.

      Please confirm that the foregoing correctly sets forth the agreement among the Company, CSK Corp., the Subsidiary Guarantor and you.

                                         Very truly yours,

                                         CSK AUTO, INC.



                                         By: /s/ Martin Fraser
                                             ________________________________
                                             Name:  Martin Fraser
                                             Title: President and Chief
                                                    Operating Officer



                                         CSK AUTO CORPORATION



                                         By: /s/ Martin Fraser
                                             ________________________________
                                             Name:  Martin Fraser
                                             Title: President and Chief
                                                    Operating Officer




                                         SUBSIDIARY GUARANTOR:

                                         CSK AUTO.COM, INC.




                                         By: /s/ Martin Fraser
                                             ________________________________
                                             Name:  Martin Fraser
                                             Title: President and Chief
                                                    Operating Officer

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

J.P. MORGAN SECURITIES INC.

For itself and on behalf of the
several Initial Purchasers

By:  /s/ Santosh Sreenivasan
     ______________________________________
     Name: Santosh Sreenivasan
     Title: Vice President